Equitable Financial Life Insurance Company

Supplement Dated July 21, 2020 to the Current Prospectuses for:

•	Investment Edge 15.0
•	Investment Edge

This Supplement modifies certain information in the above-referenced current prospectuses, supplements to the prospectus and statement of additional information, as previously supplemented (together the ‘‘Prospectus’’). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus.

Recently, the Board of Directors of the SEI Insurance Products Trust approved the liquidation of the following portfolios:

•	SEI VP Balanced Strategy Portfolio

•	SEI VP Conservative Strategy Portfolio

•	SEI VP Market Growth Strategy Portfolio

•	SEI VP Market Plus Strategy Portfolio

•	SEI VP Moderate Strategy Portfolio

(the “Portfolios”) on or about September 25, 2020 (the “Liquidation Date”).

The SEI VP Balanced Strategy, SEI VP Conservative Strategy, SEI VP Market Growth Strategy, SEI VP Market Plus Strategy and SEI VP Moderate Strategy variable investment options (the “Investment Options”) invest in the Portfolios and will be discontinued as Investment Options under your contract on the Liquidation Date.

Prior to the Liquidation Date, you may choose to transfer the account value in the Investment Options to other investment options under your contract. If you have any account value allocated to the Investment Options as of the close of the New York Stock Exchange on the Liquidation Date, we will automatically transfer that account value from the Investment Options to the EQ/Money Market investment option. Thereafter, you may transfer your account value from the EQ/Money Market investment option to any other investment option under your contract. We do not currently impose any charge for transfers.

If your current allocation instructions, scheduled/recurring rebalancing instructions or other instructions (collectively, the “Instructions”) include the Investment Options, you may wish to consider submitting revised Instructions. If you do not submit revised Instructions, after the Liquidation Date, any allocation to the Investment Options in your Instructions will be replaced by an allocation to the EQ/Money Market investment option.

You may make transfers and/or amend Instructions via our Online Account Access by visiting our website at: www.equitable.com.

Co-distributed by affiliates Equitable Advisors, LLC and Equitable Distributors, LLC.

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2020 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

IM-14-20 (7.20)	Catalog No. 161759 (7.20)
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